UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 19, 2004


                     First SecurityFed Financial Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                     0-23063                    36-4177515
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(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)



         936 North Western Avenue Chicago, Illinois                 60622
         --------------------------------------------          ---------------
         (Address of principal executive office)                  (Zip code)

Registrant's telephone number, including area code:  (773) 772-4500
                                                     --------------



                                 Not Applicable
               --------------------------------------------------
         (Former name or former address, if changed since last report)



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Item 5.           Other Events and Regulation FD Disclosure

                  First SecurityFed Financial Corporation hereby announces that it has scheduled this year's Annual Meeting of stockholders for May 19, 2004.








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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         First SecurityFed Financial Corporation


DATE:  March 25, 2004                    By: /s/ Harry Kucewicz
       --------------                       ------------------------------------
                                            Harry Kucewicz
                                            Chief Financial Officer